UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2006

ESSEX PROPERTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

001-13106
(Commission File Number)

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)

(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c)

Item 8.01 Other Events

Essex Property Trust Inc., (the “Company”) is re-issuing in an updated format its historical financial statements to satisfy SEC requirements as they relate to Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

In compliance with the provisions of SFAS No. 144, the results of operations of the Company’s consolidated properties that were sold during the first nine months of 2005 were reported as a component of discontinued operations for each period presented (including the comparable period of the prior year) as applicable in the Company’s first, second and third quarter 2005 quarterly reports on Form 10-Q filed with the SEC on May 10, August 9 and November 8, 2005, respectively. Under SEC requirements, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years shown in the Company’s most recent annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale date. These reclassifications have no effect on the Company’s previously reported net income available to Common Shares or funds from operations (“FFO”).

This report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12.1 only) of the Company’s annual report on Form 10-K for the years ended December 31, 2004, 2003, and 2002 to reclassify those properties sold during the first nine months of 2005 as a component of discontinued operations for each period presented in the annual report. Results of operations for 2000 and 2001 have not been reclassified. All other items of the Company’s Form 10-K remain unchanged. Because such reclassifications for discontinued operations were not made to the 2000 and 2001 periods, the results for those periods may not be comparable to the results for the later periods set forth above. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
23.1 99.1
Consent of Independent Registered Public Accounting Firm
Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and
                 Results of Operations
Form 10-K, Item 8. Financial Statements and Supplemental Data
Form 10-K, Item 15 (Exhibit 12.1 only). Schedule of computation of Ratio of Earnings to
                  Fixed Charges and Preferred Stock Dividends

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2006

Essex Property Trust, Inc.
By: /s/ Michael T. Dance

Michael T. Dance
Executive Vice President, Chief Financial Officer (Authorized Officer, Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
23.1 99.1
Consent of Independent Registered Public Accounting Firm
Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and
                 Results of Operations
Form 10-K, Item 8. Financial Statements and Supplemental Data
Form 10-K, Item 15 (Exhibit 12.1 only). Schedule of computation of Ratio of Earnings to
                 Fixed Charges and Preferred Stock Dividends